Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act




I, Richard T. Hale, certify that:


1. I have reviewed this report, filed on behalf of Scudder International Equity Fund - Institutional Class I & II, a series of Scudder International Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





December 22, 2003                                /s/Richard T. Hale
                                                   -------------------------
                                                 Richard T. Hale
                                                 Chief Executive Officer
                                                 Scudder International Equity
                                                 Fund - Institutional Class I &
                                                 II, a series of Scudder
                                                 International Funds

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                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act




I, Charles A. Rizzo, certify that:


1. I have reviewed this report, filed on behalf of Scudder International Equity Fund - Institutional Class I & II, a series of Scudder International Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





December 22, 2003                                 /s/Charles A. Rizzo
                                                    ---------------------------
                                                  Charles A. Rizzo
                                                  Chief Financial Officer
                                                  Scudder International Equity
                                                  Fund - Institutional Class I &
                                                  II, a series of Scudder
                                                  International Funds